UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            _________________________


                    Date of Report
                    (Date of earliest
                    event reported):         January 23, 2003


                               Cobalt Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Wisconsin                     1-14177                  39-1931212
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

                            401 West Michigan Street
                           Milwaukee, Wisconsin 53203
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 226-6900
                         -------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure.

     On January 23, 2003, Cobalt Corporation announced that (i) it reaffirmed previously issued earnings guidance for 2002, (ii) it revised its earnings guidance for 2003, (iii) it plans to release its financial results for the fourth quarter and full year 2002 after the close of the market on February 11, 2003 and (iv) its management will discuss 2002 financial results on a conference call at 9:00 a.m. Central Time on Wednesday, February 12, 2003. Cobalt also invited investors, analysts and the general public to listen to the February 12 conference call and provided instructions for doing so.

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified because they are preceded by or include words like "anticipate," "believe," "estimate," "expect," "forecast," "objective," "plan," "possible," "potential," "project" and similar expressions. Forward-looking statements are statements based upon management's expectations at the time such statements are made and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contemplated in the statements. Those risks and uncertainties include rising health care costs, business conditions, impact of elimination of memberships, competition in the managed care industry, developments in health care reform and other regulatory issues. Readers are cautioned not to place undue reliance on forward-looking statements.

     A copy of the press release issued with respect to these matters is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

                (99) Press Release, dated January 23, 2003, issued by Cobalt Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COBALT CORPORATION

Date:   January 23, 2003

                                       By: /s/ Gail L. Hanson
                                           ------------------------------------
                                           Gail L. Hanson
                                           Senior Vice President, Treasurer and
                                            Chief Financial Officer

                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated December 31, 2002


Exhibit
   No.                                Description
-------     --------------------------------------------------------------------

   99       Press Release, dated January 23, 2003, issued by Cobalt Corporation.